UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated October 20, 2004 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Emerald Point Building, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Emerald Point Building

Page
Report of Independent Registered Public Accounting Firm	F-1

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-2

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2004 (unaudited)	F-6

Pro Forma Statement of Operations for the nine months ended September 30, 2004 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

Date: November 22, 2004

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Emerald Point Building for the year ended December 31, 2003. This statement is the responsibility of the Emerald Point Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Emerald Point Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Emerald Point Buildings for the year ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

October 29, 2004

Emerald Point Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$4,296	$5,728
Tenant reimbursements	268	417

Total revenues	4,564	6,145

Expenses:
Real estate taxes	394	515
Insurance	135	228
Repairs and maintenance	192	219
Janitorial	162	213
Utilities	266	194
Management fees	94	127
Other operating expenses	41	69

Total expenses	1,284	1,565

Revenues over certain operating expenses	$3,280	$4,580

See accompanying notes.

Emerald Point Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On October 14, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”), through a wholly owned subsidiary, acquired the Emerald Point Building (the “Building”), a four-story office building containing approximately 194,000 square feet located in Dublin, California, from CSDV, Limited Partnership. Total consideration for the acquisition was approximately $44.0 million. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.07 million for the year ended December 31, 2003 and $0.06 million for the nine months ended September 30, 2004.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Emerald Point Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

4. Description of Leasing Arrangements

The Building is 100% leased, with SBC Advance Solutions, Inc. (“SBC”) and Franklin Templeton Corporate Services, Inc. (“Franklin Templeton”) leasing approximately 75% and 25%, respectively, of the Building’s rentable square footage under long-term lease agreements. SBC and Franklin Templeton contributed 77% and 23%, respectively, of rental income for the year ended December 31, 2003. Under the SBC and Franklin Templeton leases, each tenant is required to reimburse to the landlord its proportionate share of the Building’s operating expenses in excess of a base-year amount.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$5,654
2005	5,860
2006	6,212
2007	5,482
2008	4,752
Thereafter	7,919

$35,879

Subsequent to December 31, 2003, SBC and Franklin Templeton will contribute approximately 86% and 14%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2004 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the fourth quarter 2004 acquisitions of the Emerald Point Building, the 800 N. Frederick Building and The Corridors III Building (collectively, the “Recent Acquisitions”) as if the acquisitions occurred on September 30, 2004. The Other Pro Forma Adjustments contains certain pro forma financing-related activity, including, but not limited to, capital raised through issuance of additional shares and pay down of acquisition-related debt subsequent to the balance sheet date. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building (collectively, the “Q1 and Q2 2004 Acquisitions”), the third quarter 2004 acquisitions of the One West Fourth Street Building, the 3333 Finley Road and 1501 Opus Place Buildings (the “Other Q3 2004 Acquisitions), the Wildwood Buildings (collectively, the “Q3 2004 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1 and Q2 2004 Acquisitions, the Q3 2004 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q1 and Q2 2004 Acquisitions, the Q3 2004 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(in thousands)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Other		Recent Acquisitions
				Emerald Point		800 N. Frederick		The Corridors III
Real estate assets, at cost:
Land	$114,522	$379	(b)	$8,600	(f)	$22,705	(f)	$2,500	(f)	$148,828
				44	(g)	54	(g)	24	(g)

Buildings and improvements, less accumulated depreciation	498,918	1,286	(b)	18,783	(f)	29,757	(f)	28,464	(f)	577,891
				182	(g)	133	(g)	368	(g)

Intangible lease assets, less accumulated amortization	128,169	0		13,322	(f)	13,371	(f)	7,590	(f)	162,452

Construction in progress	3,249	0		0		0		0		3,249

Total real estate assets	744,858	1,665		40,931		66,020		38,946		892,420

Cash and cash equivalents	27,617	72,785	(c)	(8,900	)(f)	(88	)(f)	(16,352	)(f)	1,398
		(1,645	)(d)
		(72,019	)(e)

Rents receivable	4,154	0		0		0		0		4,154

Prepaid expenses and other assets	13,658	1,645	(d)	(900	)(f)	(8,000	)(f)	(600	)(f)	3,333
		(1,665	)(b)	(226	)(g)	(187	)(g)	(392	)(g)

Deferred financing costs, less accumulated amortization	971	0		0		0		0		971

Deferred lease costs, less accumulated amortization	82,977	0		3,345	(f)	13,453	(f)	1,898	(f)	101,673

Investments in bonds	78,000	0		0		0		0		78,000

Total assets	$952,235	$766		$34,250		$71,198		$23,500		$1,081,949

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Other		Recent Acquisitions
				Emerald Point		800 N. Frederick		The Corridors III
Liabilities:
Line of credit and note payable	$368,037	$(72,019	)(e)	$34,250	(f)	$71,198	(f)	$23,500	(f)	$424,966
Obligations under capital leases	78,000	0		0		0		0		78,000
Intangible lease liabilities, less accumulated amortization	23,266	0		0		0		0		23,266
Accounts payable and accrued expenses	12,268	0		0		0		0		12,268
Due to affiliates	841	0		0		0		0		841
Dividends payable	1,309	0		0		0		0		1,309

Total liabilities	483,721	(72,019)		34,250		71,198		23,500		540,650

Minority Interest	99	0		0		0		0		99

Redeemable Common Shares	3,582	0		0		0		0		3,582

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 54,422,874 shares issued and outstanding at September 30, 2004	544	82	(c)	0		0		0		626
Additional paid in capital	472,474	72,703	(c)	0		0		0		545,177
Accumulated deficit	(4,603)	0		0		0		0		(4,603)
Redeemable common shares	(3,582)	0		0		0		0		(3,582)

Total stockholders’ equity	464,833	72,785		0		0		0		537,618

Total liabilities and stockholders’ equity	$952,235	$766		$34,250		$71,198		$23,500		$1,081,949

(a)	Historical financial information derived from quarterly report filed on Form 10-Q as of September 30, 2004.
(b)	Reflects deferred project costs applied to the land and building at approximately 2.312% of cash used to pay down debt related to first, second and third quarter 2004 acquisitions.
(c)	Reflects capital raised through issuance of additional shares subsequent to September 30, 2004 through November 1, 2004, the date of the Corridors III acquisition, net of organizational and offering costs, commissions and dealer-manager fees.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.
(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (c) above.
(f)	Reflects Wells REIT II’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(g)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase at acquisition.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments												Pro Forma Total
		Q1 and Q2 2004 Acquisitions		Q3 2004 Acquisitions				Recent Acquisitions
				Other		Wildwood Buildings		Emerald Point		800 N. Frederick		The Corridors III
Revenues:
Rental income	$20,743	$16,967	(b)	$9,608	(b)	$10,055	(b)	$3,677	(b)	$4,654	(b)	$2,014	(b)	$67,718
Tenant reimbursements	3,174	2,572	(c)	93	(c)	4,900	(c)	242	(c)	2,358	(c)	870	(c)	14,209

	23,917	19,539		9,701		14,955		3,919		7,012		2,884		81,927
Expenses:
Property operating costs	6,542	6,068	(d)	1,735	(d)	5,119	(d)	1,219	(d)	2,358	(d)	1,207	(d)	24,248
Asset management fees	1,346	1,344	(e)	423	(e)	484	(e)	124	(e)	223	(e)	114	(e)	4,058
General and administrative	2,535	0		0		0		0		0		0		2,535
Depreciation	3,743	2,313	(f)	1,409	(f)	1,985	(f)	356	(f)	560	(f)	541	(f)	10,907
Amortization	5,524	6,098	(g)	1,534	(g)	2,714	(g)	1,527	(g)	1,653	(g)	651	(g)	19,701

	19,690	15,823		5,101		10,302		3,226		4,794		2,513		61,449

Real estate operating income	4,227	3,716		4,600		4,653		693		2,218		371		20,478
Other income (expense):
Interest income	1,679	0		0		0		0		0		0		1,679
Interest expense	(10,516)	0		(1,595	)(h)	0		(218	)(j)	(664	)(j)	(629	)(j)	(15,597)
				(368	)(i)					(1,607	)(k)

	(8,837)	0		(1,963)		0		(218)		(2,271)		(629)		(13,918)

Income (loss) before minority interest	(4,610)	3,716		2,637		4,653		475		(53)		(258)		6,560
Minority interest in loss of consolidated subsidiaries	$7	$0		$0		$0		$0		$0		$0		$7

Net income (loss)	$(4,603)	$3,716		$2,637		$4,653		$475		$(53)		$(258)		$6,567

Net income (loss) per share, basic and diluted	$(0.23)													$0.10

Weighted average shares outstanding, basic and diluted	19,609													62,647

(a)	Historical financial information derived from quarterly report on Form 10-Q for the nine months ended September 30, 2004.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on a mortgage loan assumed in the acquisition that bears interest at 5.8% and matures on December 10, 2018.
(i)	Represents imputed interest expense on an interest-free note payable. Interest expense was calculated using an imputed interest rate of 3.57%, which approximated the interest rate of similar financing.
(j)	Represents interest expense on line of credit used to acquire assets, which bore interest at approximately 3.57% for the nine months ended September 30, 2004.
(k)	Represents interest expense on a mortgage loan assumed in the acquisition that bears interest at 4.6175% and matures on November 11, 2011.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments												Pro Forma Total
		Q1 and Q2 2004 Acquisitions		Q3 2004 Acquisitions				Recent Acquisitions
				Other		Wildwood Buildings		Emerald Point		800 N. Frederick		The Corridors III
Revenues:
Rental income	$0	$41,512,390	(b)	$16,658,015	(b)	$14,849,886	(b)	$4,902,182	(b)	$6,205,801	(b)	$641,145	(b)	$84,769,419
Tenant reimbursements	0	6,346,108	(c)	134,506	(c)	6,743,878	(c)	309,356	(c)	3,144,000	(c)	258,294	(c)	16,936,142

	0	47,858,498		16,792,521		21,593,764		5,211,538		9,349,801		899,439		101,705,561

Expenses:
Property operating costs	0	15,499,757	(d)	3,015,447	(d)	7,012,115	(d)	1,565,651	(d)	3,144,000	(d)	1,049,030	(d)	31,286,000
Asset management fees	0	2,572,923	(e)	834,000	(e)	954,665	(e)	243,816	(e)	438,854	(e)	223,902	(e)	5,268,160
General and administrative	94,455	0		0		0		0		0		0		94,455
Depreciation	0	6,727,814	(f)	2,621,402	(f)	2,978,006	(f)	474,132	(f)	747,275	(f)	720,788	(f)	14,269,417
Amortization	0	13,690,076	(g)	2,474,488	(g)	3,618,101	(g)	2,035,426	(g)	2,204,381	(g)	867,469	(g)	24,889,941

	94,455	38,490,570		8,945,337		14,562,887		4,319,025		6,534,510		2,861,189		75,807,973

Real estate operating income	(94,455)	9,367,928		7,847,184		7,030,877		892,513		2,815,291		(1,961,750)		25,897,588
Other income (expense):
Interest income	0	0		0		0		0		0		0		0
Interest expense	0	(1,116,929	)(h)	(1,192,261	)(h)	(5,520,000	)(h)	(1,181,625	)(h)	(855,546	)(h)	(810,750	)(h)	(16,374,862)
				(2,941,993	)(i)					(2,142,520	)(k)
				(613,238	)(j)

	0	(1,116,929)		(4,747,492)		(5,520,000)		(1,181,625)		(2,998,066)		(810,750)		(16,374,862)

Income (loss) before minority interest	(94,455)	8,250,999		3,099,692		1,510,877		(289,112)		(182,775)		(2,772,500)		9,522,726
Minority interest in loss of consolidated subsidiaries	$(93,985)	$0		$0		$0		$0		$0		$0		$(93,985)

Net income (loss)	$(470)	$8,250,999		$3,099,692		$1,510,877		$(289,112)		$(182,775)		$(2,772,500)		$9,616,711

Net income (loss) per share, basic and diluted	$(4.70)													$0.15

Weighted average shares outstanding, basic and diluted	100													62,647,203

(a)	Historical financial information derived from annual report on Form 10-K for the year ended December 31, 2003.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.
(i)	Represents interest expense on a mortgage loan assumed in the acquisition that bears interest at 5.8% interest and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest-free note payable. Interest expense was calculated using an imputed interest rate of 3.45%, which approximated the interest rate of similar financing.
(k)	Represents interest expense on a mortgage loan assumed in the acquisition that bears interest at 4.6175% and matures on November 11, 2011.

The accompanying notes are an integral part of this statement.